UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2015

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 17, 2015, Nektar Therapeutics, a Delaware corporation (“Nektar”), announced that it would hold a Webcast conference call on March 17, 2015 to review the topline results from the Phase 3 BEACON study for etirinotecan pegol (NKTR-102). This conference call is accessible through a link that is posted on the home page and Investor Relations section of the Nektar website: http://www.nektar.com.

On this conference call, management expects to make certain forward-looking statements regarding the therapeutic potential of NKTR-102, regulatory plans for NKTR-102, and certain other statements regarding Nektar’s business. These forward-looking statements involve substantial risks and uncertainties including but not limited to:

•	The FDA and European Medicines Agency rarely approve drugs on the basis of studies that do not achieve statistical significance on the primary endpoint;

•	While data from certain pre-specified subgroups in the BEACON study was positive, the study did not achieve statistical significance for its primary endpoint and secondary endpoints;

•	Nektar’s drug candidates and those of its collaboration partners are in various stages of clinical development and the risk of failure is high and can unexpectedly occur at any stage prior to regulatory approval for numerous reasons including safety and efficacy findings even after positive findings in previous preclinical and clinical studies;

•	Acceptance, review and approval decisions for new drug applications by health authorities is an uncertain and evolving process and health authorities retain significant discretion at all stages of the regulatory review and approval decision process;

•	Patents may not issue from our patent applications for our drug candidates, patents that have issued may not be enforceable, or additional intellectual property licenses from third parties may be required;

•	The outcome of any existing or future intellectual property or other litigation related to our drug candidates and those of our collaboration partners; and

•	Other important risks and uncertainties are set forth in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2015.

Actual results could differ materially from the forward-looking statements and Nektar undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

The information in this report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
General Counsel and Secretary

Date:	March 17, 2015